Exhibit 99.1

For Immediate Release
For Further Information, Contact:
Brian Arsenault, SVP, Investor Relations
207 761-8517

Banknorth Earnings Up 17% in 2003; 19% in Fourth Quarter

(Fourth Quarter Earnings Conference Call at 1:30 p.m. Eastern Time today, January 20, 2004. Dial-in number for USA and Canada is 800 901-5241. International dial-in number is 617 786-2963. Passcode for both numbers is 10986982. Replay number for USA and Canada is 888 286-8010. International replay dial-in number is 617 801-6888. Replay passcode is 83503010. Live webcast and webcast replay available at www.banknorth.com, Investor Relations.)

Portland, Maine, January 20, 2004 – Banknorth Group Inc. (NYSE: BNK) announced today that earnings for 2003 increased 17% over the previous year to $350.8 million from $298.6 million in 2002. For the fourth quarter ended December 31, 2003, Banknorth’s earnings increased 19% to $91.6 million from $77.1 million for the same quarter a year ago. Fourth quarter earnings were $1.3 million higher than earnings for the third quarter of 2003.

Earnings per diluted share for 2003 increased 8% to $2.15 from $1.99 in 2002. Fourth quarter earnings per diluted share of 55 cents increased 6% from 52 cents in the fourth quarter of 2002. Exclusive of merger and consolidation costs, 2003 earnings per diluted share were $2.18 and fourth quarter earnings per diluted share were 56 cents.

“We continue to be a leading banking presence in New England and we will soon be the largest banking company headquartered in the region,” said William J. Ryan, Banknorth Chairman, President and Chief Executive Officer. “We are expanding our loan base while maintaining strong asset quality and managing expenses.

“Soon after year-end, we were excited to learn that Forbes Magazine had named us the ‘Best Managed Bank in America’,” Mr. Ryan continued. “Perhaps most satisfying of all, though, our stock price increased by 44% over the course of 2003.”

2

The Company reported strong loan and deposit growth in 2003:

Total loans and leases at December 31, 2003 were 16% higher than at December 31, 2002 and total deposits were 14% higher. All loan categories increased by double digits, led by consumer loans and leases, up 23% over the previous year-end (9% exclusive of acquisitions) and commercial real estate mortgages, up 15% (12% exclusive of acquisitions). Savings and checking accounts experienced the greatest increases on the deposit side for the year.

Even with strong loan growth, Banknorth improved key asset quality numbers. Total nonperforming loans declined from $65.3 million at December 31, 2002 to $59.8 million at December 31, 2003 while the Company’s total assets grew by $3 billion in the same period. Also for the same timeframe, nonperforming loans as a percentage of total loans declined from 0.46% to 0.37% and nonperforming assets as a percentage of total assets declined from 0.29% to 0.24%. The same measurements of asset quality also improved from the previous quarter ended September 30, 2003.

Noninterest income, principally fee income, increased 34% in 2003 over 2002 while noninterest expenses grew only 11% during this period. For the fourth quarter ended December 31, 2003, noninterest income was flat with the same quarter a year ago, largely due to a reduction in income from securities sales, and noninterest expenses declined 2%.

The Company’s net interest margin continued to reflect the low interest rate environment. The margin was 3.66% for 2003 and 3.65% for the fourth quarter of 2003, as compared to 4.07% for 2002 and 3.86% for the same quarter a year ago. However, the net interest margin was up slightly in the fourth quarter from 3.63% for the third quarter ended September 30, 2003.

In 2003, Banknorth completed the acquisitions of American Savings Bank in Connecticut, which had $2.7 billion in assets, and First & Ocean National Bank in Massachusetts, which had $275 million in assets. During 2003 the Company also announced and has pending the acquisitions of Foxborough Savings Bank and CCBT Financial Companies, Inc., the parent company of Cape Cod Bank & Trust Company, N.A., both in Massachusetts.

Banknorth Group, Inc., headquartered in Portland, Maine, is one of the country’s 35 largest commercial banking companies with $26.5 billion in assets. The Company’s banking subsidiary, Banknorth, N.A., operates banking divisions in Connecticut (Banknorth Connecticut); Maine (Peoples Heritage Bank); Massachusetts (Banknorth Massachusetts); New Hampshire (Bank of New Hampshire); New York (Evergreen Bank); and Vermont (Banknorth Vermont). The Company and Banknorth, N.A. also operate subsidiaries and divisions in insurance, money management, merchant services, mortgage banking, government banking and other financial services and offers investment products in association with PrimeVest Financial Services, Inc. The Company’s website is at www.banknorth.com.

3

Note: This news release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of “cash basis” performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature, such as security gains and prepayment penalties. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of Banknorth. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting Banknorth’s operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access Banknorth’s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Banknorth, including information which could affect Banknorth’s forward-looking statements.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS (Unaudited)

	December 31,	December 31,	%	September 30,	%
(In thousands)	2003	2002	Change	2003	Change

Cash and due from banks	$669,686	$690,250	-3%	$559,056	20%
Federal funds sold and other short-term investments	4,645	79,753	-94%	31,645	-85%
Securities available for sale	7,122,992	6,731,467	6%	6,938,938	3%
Securities held to maturity	124,240	216,409	-43%	141,626	-12%
Loans and leases held for sale	41,696	128,622	-68%	74,696	-44%
Loans and leases:
Residential real estate mortgages	2,710,483	2,382,197	14%	2,702,895	0%
Commercial real estate mortgages	5,528,862	4,792,049	15%	5,310,179	4%
Commercial business loans and leases	3,287,094	2,968,474	11%	3,265,795	1%
Consumer loans and leases	4,819,523	3,913,288	23%	4,646,983	4%

Total loans and leases	16,345,962	14,056,008	16%	15,925,852	3%
Less: Allowance for loan and lease losses	232,287	208,273	12%	229,581	1%

Loans and leases, net	16,113,675	13,847,735	16%	15,696,271	3%
Premises and equipment	264,818	271,677	-3%	264,752	0%
Goodwill	1,126,639	660,684	71%	1,094,334	3%
Identifiable intangible assets	36,415	34,474	6%	37,340	-2%
Mortgage servicing rights	2,783	3,598	-23%	3,802	-27%
Bank owned life insurance	488,756	380,405	28%	482,255	1%
Other assets	457,390	373,867	22%	416,222	10%

	$26,453,735	$23,418,941	13%	$25,740,937	3%

Liabilities & Shareholders’ Equity

Deposits:
Regular savings	$2,460,522	$1,940,195	27%	$2,473,397	-1%
Retail money market and NOW accounts	7,130,534	6,091,429	17%	6,922,924	3%
Retail certificates of deposit	4,733,104	4,658,778	2%	4,943,292	-4%
Noninterest bearing deposits	3,577,025	2,974,199	20%	3,444,084	4%

Total deposits	17,901,185	15,664,601	14%	17,783,697	1%
Borrowings from the Federal Home Loan Bank	1,495,385	2,482,582	-40%	1,557,622	-4%
Federal funds purchased and securities sold under repurchase agreements	3,659,550	2,446,515	50%	2,740,809	34%
Subordinated debt and senior notes	348,293	200,000	74%	359,172	-3%
Other borrowings	84,361	8,428	901%	7,309	1054%
Company obligated, mandatorily redeemable securities of subsidiary trusts holding solely parent junior subordinated debentures	295,275	295,056	0%	295,056	0%
Other liabilities	149,167	258,274	-42%	521,692	-71%

Total liabilities	23,933,216	21,355,456	12%	23,265,357	3%

Shareholders’ equity	2,520,519	2,063,485	22%	2,475,580	2%

	$26,453,735	$23,418,941	13%	$25,740,937	3%

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

	Year Ended December 31,		%	Three Months Ended December 31,		%
(In thousands, except per share data)	2003	2002	Change	2003	2002	Change

Interest and dividend income	$1,192,969	$1,235,117	-3%	$290,414	$306,569	-5%
Interest expense	352,138	438,600	-20%	77,126	107,006	-28%

Net interest income	840,831	796,517	6%	213,288	199,563	7%
Provision for loan and lease losses	42,301	44,314	-5%	10,400	10,829	-4%

Net interest income after provision for loan and lease losses	798,530	752,203	6%	202,888	188,734	7%

Noninterest income:
Deposit services	97,323	82,139	18%	25,881	22,427	15%
Insurance brokerage commissions	45,714	44,439	3%	11,480	12,554	-9%
Merchant and electronic banking income, net	41,778	37,643	11%	10,542	10,376	2%
Trust and investment management services	31,956	32,453	-2%	8,470	7,866	8%
Bank owned life insurance	22,930	20,002	15%	5,978	5,525	8%
Investment planning services	15,692	11,572	36%	4,765	3,120	53%
Net gains on sales of securities	42,460	7,282	NM	2,682	6,705	NM
Other noninterest income	69,306	38,978	78%	14,637	15,868	-8%

	367,159	274,508	34%	84,435	84,441	0%

Noninterest expense:
Salaries and employee benefits	326,621	311,385	5%	81,451	80,622	1%
Occupancy and equipment expense	106,659	93,355	14%	26,731	25,733	4%
Data processing	40,940	40,702	1%	9,881	10,514	-6%
Advertising and marketing	22,000	17,239	28%	5,430	4,723	15%
Amortization of identifiable intangible assets	8,946	6,492	38%	2,324	2,070	12%
Merger and consolidation costs (1)	8,104	14,691	-45%	1,316	3,258	-60%
Write-off of branch automation project (2)	—	6,170	NM	—	6,170	NM
Prepayment penalties on borrowings	30,490	—	NM	—	—	NM
Other noninterest expense	97,510	89,358	9%	28,543	25,036	14%

	641,270	579,392	11%	155,676	158,126	-2%

Income before income tax expense	524,419	447,319	17%	131,647	115,049	14%
Income tax expense	173,660	148,681	17%	40,085	37,911	6%

Net Income	$350,759	$298,638	17%	$91,562	$77,138	19%

Weighted average shares outstanding:
Basic	160,914	148,213	9%	162,149	148,226	9%
Diluted	163,520	149,829	9%	165,685	149,389	11%
Earnings per share:
Basic	$2.18	$2.01	8%	$0.56	$0.52	8%
Diluted	2.15	1.99	8%	0.55	0.52	6%

(1)	Merger and consolidation charges consist of merger charges, certain asset write-downs, charter consolidation costs and branch closing costs.
(2)	Represents previously capitalized costs written off in connection with the abandonment of a project to upgrade all of our teller stations and CSR desktops.

NM — calculated % change is not meaningful

Banknorth Group, Inc. and Subsidiaries

SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

	Year Ended December 31,		%	Three Months Ended December 31,		%
(In thousands, except per share data)	2003	2002	Change	2003	2002	Change

Net interest income	$840,831	$796,517	6%	$213,288	$199,563	7%
Net income	$350,759	$298,638	17%	$91,562	$77,138	19%
Shares outstanding (end of period)	162,188	150,579	8%	162,188	150,579	8%
Weighted average shares outstanding:
Basic	160,914	148,213	9%	162,149	148,226	9%
Diluted	163,520	149,829	9%	165,685	149,389	11%
Earnings per share:
Basic	$2.18	$2.01	8%	$0.56	$0.52	8%
Diluted	$2.15	$1.99	8%	$0.55	$0.52	6%
Shareholders’ equity (end of period)	$2,520,519	$2,063,485	22%	$2,520,519	$2,063,485	22%
Book value per share (end of period)	$15.54	$13.70	13%	$15.54	$13.70	13%
Tangible book value per share (end of period)	$8.37	$9.09	-8%	$8.37	$9.09	-8%

			Nominal			Nominal
			Inc/(Dec)			Inc/(Dec)

RATIOS & OTHER INFORMATION:
Net interest margin (net interest income as a % of average earning assets) (1)	3.66%	4.07%	-0.41%	3.65%	3.86%	-0.21%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.41%	3.69%	-0.28%	3.42%	3.50%	-0.08%

Return on average assets	1.37%	1.39%	-0.02%	1.39%	1.35%	0.04%
Return on average equity	14.51%	16.25%	-1.74%	14.72%	15.75%	-1.03%

At period end:
Tier 1 leverage capital ratio	6.65%	7.13%	-0.48%	6.65%	7.13%	-0.48%
Tangible equity/tangible assets	5.37%	6.02%	-0.65%	5.37%	6.02%	-0.65%
Total risk based capital ratio	11.28%	12.15%	-0.87%	11.28%	12.15%	-0.87%

Non-performing loans	$59,762	$65,317	-9%	$59,762	$65,317	-9%
Total non-performing assets	$63,103	$68,952	-8%	$63,103	$68,953	-8%
Non-performing loans as a % of total loans	0.37%	0.46%	-0.09%	0.37%	0.46%	-0.09%
Non-performing assets as a % of total assets	0.24%	0.29%	-0.05%	0.24%	0.29%	-0.05%

Full service banking offices	359	326		359	326

FINANCIAL INFORMATION AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):

Noninterest income as a percent of total income (2)	27.86%	25.12%	2.74%	27.71%	28.03%	-0.32%

Merger and consolidation costs on a net of tax basis (3)	$5,275	$9,566	-45%	$855	$2,125	-60%
Per diluted share:	0.03	0.07	-57%	0.01	0.01	0%

Noninterest expense (4)	$602,676	$564,701	7%	$154,360	$154,868	0%

Return on average assets (5)	1.39%	1.44%	-0.05%	1.41%	1.39%	0.02%
Cash return on average tangible assets (5) (6)	1.47%	1.49%	-0.02%	1.49%	1.45%	0.04%

Return on average equity (5)	14.73%	16.77%	-2.04%	14.86%	16.18%	-1.32%
Cash return on average tangible equity (5) (6)	27.07%	23.65%	3.42%	27.86%	23.84%	4.02%

Efficiency ratio (7)	51.71%	53.09%	-1.38%	52.32%	55.85%	-3.53%
Cash efficiency ratio (8)	50.94%	52.48%	-1.54%	51.53%	55.10%	-3.57%

(1)	Adjusted to fully taxable equivalent basis.
(2)	Excludes securities gains/(losses).
(3)	Merger and consolidation charges consist of merger charges, certain asset write-downs, charter consolidation costs and branch closing costs.
(4)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.
(5)	Excludes merger and consolidation costs, net of related tax benefits.
(6)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.
(7)	Excludes securities gains/(losses), prepayment penalties on borrowings, and merger and consolidation costs.
(8)	Excludes securities gains/(losses), prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Three Months Ended December 31,
	2003		2002
	Average	Yield/	Average	Yield/
(Dollars in Thousands)	Balance	Rate	Balance	Rate

Assets

Loans and leases (1)
Residential real estate mortgages	$2,718,881	5.25%	$2,641,957	6.42%
Commercial real estate mortgages	5,392,549	5.78%	4,504,625	6.71%
Commercial loans and leases	3,233,277	4.83%	2,844,994	5.57%
Consumer loans and leases	4,676,259	5.29%	3,830,542	6.45%

	16,020,966	5.36%	13,822,118	6.35%
Securities	7,432,088	4.09%	6,896,813	5.04%
Federal funds sold and other short-term investments	5,176	2.00%	22,576	1.54%

Total earning assets	23,458,230	4.96%	20,741,507	5.91%

Bank owned life insurance	484,428		376,857
Noninterest-earning assets	2,124,138		1,527,324

Total assets	$26,066,796		$22,645,688

Liabilities & Shareholders’ Equity

Interest-bearing deposits:
Regular savings	$2,476,385	0.37%	$1,835,068	0.69%
Retail money market and NOW accounts	6,982,431	0.79%	5,889,603	1.28%
Retail certificates of deposit	4,803,437	2.10%	4,624,776	2.90%
Brokered deposits	—	0.00%	22,431	1.70%

Total interest-bearing deposits	14,262,253	1.16%	12,371,878	1.80%
Borrowed funds	5,643,402	2.51%	5,296,244	3.83%

Total interest-bearing liabilities	19,905,655	1.54%	17,668,122	2.41%
Noninterest bearing deposits	3,494,692		2,837,369
Other liabilities	198,424		196,567
Shareholders’ equity	2,468,025		1,943,630

Total liabilities and shareholders’ equity	$26,066,796		$22,645,688

Net earning assets	$3,552,575		$3,073,385

Net interest income (fully taxable equivalent)	$214,865		$200,769
Less: fully taxable equivalent adjustments	(1,577)		(1,206)

Net interest income	$213,288		$199,563

Net interest rate spread (fully taxable equivalent)		3.42%		3.50%
Net interest margin (fully taxable equivalent)		3.65%		3.86%

(1)	Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Year Ended December 31,
	2003		2002
	Average	Yield/	Average	Yield/
(Dollars in Thousands)	Balance	Rate	Balance	Rate

Assets

Loans and leases (1)
Residential real estate mortgages	$2,839,969	5.61%	$2,635,952	6.75%
Commercial real estate mortgages	5,162,413	6.06%	4,293,816	6.95%
Commercial loans and leases	3,153,293	5.10%	2,665,973	5.94%
Consumer loans and leases	4,477,532	5.61%	3,641,062	6.89%

	15,633,207	5.65%	13,236,803	6.69%
Securities	7,464,162	4.22%	6,403,807	5.52%
Federal funds sold and other short-term investments	11,004	1.46%	60,257	1.77%

Total earning assets	23,108,373	5.19%	19,700,867	6.30%

Bank owned life insurance	465,446		359,994
Noninterest-earning assets	2,042,528		1,399,858

Total assets	$25,616,347		$21,460,719

Liabilities & Shareholders’ Equity

Interest-bearing deposits:
Regular savings	$2,399,179	0.46%	$1,743,501	0.89%
Retail money market and NOW accounts	6,652,030	0.89%	5,463,179	1.45%
Retail certificates of deposit	5,027,739	2.36%	4,693,518	3.18%
Brokered deposits	—	0.00%	43,311	1.83%

Total interest-bearing deposits	14,078,948	1.34%	11,943,509	2.05%
Borrowed funds	5,693,420	2.87%	4,870,795	3.98%

Total interest-bearing liabilities	19,772,368	1.78%	16,814,304	2.61%
Noninterest bearing deposits	3,224,035		2,623,135
Other liabilities	203,018		185,216
Shareholders’ equity	2,416,926		1,838,064

Total liabilities and shareholders’ equity	$25,616,347		$21,460,719

Net earning assets	$3,336,005		$2,886,563

Net interest income (fully taxable equivalent)	$846,727		$801,520
Less: fully taxable equivalent adjustments	(5,896)		(5,003)

Net interest income	$840,831		$796,517

Net interest rate spread (fully taxable equivalent)		3.41%		3.69%
Net interest margin (fully taxable equivalent)		3.66%		4.07%

(1)	Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries

ASSET QUALITY (Unaudited)

(Dollars in thousands)	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

Non-performing Assets:

Residential real estate mortgages	$7,157	$9,135	$9,827	$9,828	$5,781
Commercial real estate mortgages	19,700	27,069	19,139	22,990	17,649
Commercial business loans and leases	24,412	22,857	24,577	38,562	32,693
Consumer loans and leases	8,493	7,664	7,192	7,457	9,194

Total non-performing loans	59,762	66,725	60,735	78,837	65,317

Other non-performing assets (net)	3,341	3,632	3,725	3,817	3,636

Total non-performing assets	$63,103	$70,357	$64,460	$82,654	$68,953

Allowance for loan and lease losses	$232,287	$229,581	$227,240	$226,677	$208,273

Net loan charge-offs:

Real estate mortgages	$10	$58	$31	$33	($274)
Commercial real estate mortgages	(168)	(269)	(474)	(272)	389

Total real estate	(158)	(211)	(443)	(239)	115
Commercial business loans and leases	2,402	518	4,468	2,516	2,432
Consumer loans and leases	8,111	7,852	5,913	6,566	6,670

Total net charge-offs	$10,355	$8,159	$9,938	$8,843	$9,217

Ratios:

Allowance for loan and lease losses to total loans and leases	1.42%	1.44%	1.44%	1.46%	1.48%
Allowance for loan and lease losses to non-performing loans	388.69%	344.07%	374.15%	287.53%	318.87%
Non-performing loans to total loans and leases	0.37%	0.42%	0.39%	0.51%	0.46%
Non-performing assets to total assets	0.24%	0.27%	0.25%	0.31%	0.29%
Net charge-offs to average loans — QTD (1)	0.26%	0.20%	0.25%	0.24%	0.27%
Net charge-offs to average loans — YTD (1)	0.24%	0.23%	0.25%	0.24%	0.29%

(1)	Annualized

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

	Three Months Ended
(In thousands, except per share data)	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

Interest and dividend income	$290,414	$290,750	$302,478	$309,327	$306,569
Interest expense	77,126	80,918	90,904	103,190	107,006

Net interest income	213,288	209,832	211,574	206,137	199,563
Provision for loan and lease losses	10,400	10,500	10,500	10,901	10,829

Net interest income after provision for loan and lease losses	202,888	199,332	201,074	195,236	188,734

Noninterest income:
Deposit services	25,881	25,167	23,747	22,526	22,427
Insurance brokerage commissions	11,480	10,930	10,948	12,357	12,554
Merchant and electronic banking income, net	10,542	11,115	11,098	9,021	10,376
Trust and investment management services	8,470	8,178	7,957	7,351	7,866
Bank owned life insurance	5,978	5,785	5,826	5,342	5,525
Investment planning services	4,765	3,761	3,911	3,256	3,120
Net gains on sales of securities	2,682	3,573	33,423	2,782	6,705
Other noninterest income	14,637	20,147	18,918	15,603	15,868

	84,435	88,656	115,828	78,238	84,441

Noninterest expense:
Salaries and employee benefits	81,451	82,230	82,248	80,693	80,622
Occupancy and equipment expense	26,731	26,188	27,579	26,159	25,733
Data processing	9,881	10,466	10,415	10,178	10,514
Advertising and marketing	5,430	5,553	5,957	5,060	4,723
Amortization of goodwill	—	—	—	—	—
Amortization of identifiable intangible assets	2,324	2,320	2,306	1,997	2,070
Merger and consolidation costs (1)	1,316	808	1,530	4,450	3,258
Write-off of branch automation project (2)	—	—	—	—	6,170
Prepayment penalties on borrowings	—	—	30,490	—	—
Other noninterest expense	28,543	24,082	23,514	21,371	25,036

	155,676	151,647	184,039	149,908	158,126

Income before income tax expense	131,647	136,341	132,863	123,566	115,049
Income tax expense	40,085	46,063	45,338	42,173	37,911

Net Income	$91,562	$90,278	$87,525	$81,393	$77,138

Weighted average shares outstanding:
Basic	162,149	161,517	162,312	157,667	148,226
Diluted	165,685	164,446	164,559	159,328	149,389
Earnings per share:
Basic	$0.56	$0.56	$0.54	$0.52	$0.52
Diluted	0.55	0.55	0.53	0.51	0.52

(1)	Merger and consolidation charges consist of merger charges, certain asset write-downs, charter consolidation costs and branch closing costs.

(2)	Represents previously capitalized costs written off in connection with the abandonment of a project to upgrade all teller stations and CSR desktops.

Banknorth Group, Inc. and Subsidiaries

SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

	Three Months Ended
(In thousands, except per share data)	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

Net interest income	$213,288	$209,832	$211,574	$206,137	$199,563
Net income	$91,562	$90,278	$87,525	$81,393	$77,138
Shares outstanding (end of period)	162,188	161,543	160,843	163,881	150,579
Weighted average shares outstanding:
Basic	162,149	161,517	162,312	157,667	148,226
Diluted	165,685	164,446	164,559	159,328	149,389

Earnings per share:
Basic	$0.56	$0.56	$0.54	$0.52	$0.52
Diluted	$0.55	$0.55	$0.53	$0.51	$0.52

Shareholders’ equity (end of period)	$2,520,519	$2,475,580	$2,463,751	$2,498,194	$2,063,485
Book value per share (end of period)	$15.54	$15.32	$15.32	$15.24	$13.70
Tangible book value per share (end of period)	$8.37	$8.32	$8.28	$8.31	$9.09

RATIOS & OTHER INFORMATION:
Net interest margin (net interest income as a % of average earning assets) (1)	3.65%	3.63%	3.71%	3.66%	3.86%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.42%	3.39%	3.45%	3.37%	3.50%

Return on average assets	1.39%	1.39%	1.38%	1.32%	1.35%
Return on average equity	14.72%	14.85%	14.24%	14.26%	15.75%

At period end:
Tier 1 leverage capital ratio	6.65%	6.56%	6.36%	6.53%	7.13%
Tangible equity/tangible assets	5.37%	5.46%	5.41%	5.42%	6.02%
Total risk based capital ratio	11.28%	11.29%	10.99%	11.20%	12.15%

Non-performing loans	$59,762	$66,725	$60,735	$78,837	$65,317
Total non-performing assets	$63,103	$70,357	$64,460	$82,654	$68,953
Non-performing loans as a % of total loans	0.37%	0.42%	0.39%	0.51%	0.46%
Non-performing assets as a % of total assets	0.24%	0.27%	0.25%	0.31%	0.29%

Full service banking offices	359	357	357	360	326

FINANCIAL INFORMATION AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):

Noninterest income as a percent of total income (2)	27.71%	28.85%	28.03%	26.80%	28.03%

Merger and consolidation costs on a net of tax basis (3)	$855	$525	$996	$2,899	$2,125
Per diluted share:	0.01	—	0.01	0.02	0.01

Noninterest expense (4)	$154,360	$150,839	$152,018	$145,458	$154,868

Return on average assets (5)	1.41%	1.40%	1.39%	1.36%	1.39%
Cash return on average tangible assets (5) (6)	1.49%	1.48%	1.48%	1.44%	1.45%

Return on average equity (5)	14.86%	14.93%	14.40%	14.77%	16.18%
Cash return on average tangible equity (5) (6)	27.86%	28.63%	27.15%	24.76%	23.84%

Efficiency ratio (7)	52.32%	51.15%	51.71%	51.66%	55.85%
Cash efficiency ratio (8)	51.53%	50.36%	50.93%	50.95%	55.10%

(1)	Adjusted to fully taxable equivalent basis.
(2)	Excludes securities gains/(losses).
(3)	Merger and consolidation charges consist of merger charges, certain asset write-downs, charter consolidation costs and branch closing costs.
(4)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.
(5)	Excludes merger and consolidation costs, net of related tax benefits.
(6)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.
(7)	Excludes securities gains/(losses), prepayment penalties on borrowings, and merger and consolidation costs.
(8)	Excludes securities gains/(losses), prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Banknorth Group, Inc. and Subsidiaries

RECONCILIATION TABLE — NON-GAAP FINANCIAL INFORMATION (Unaudited)

	Three Months Ended
(In thousands, except per share data)	12/31/2003	9/30/2003	6/30/2003	3/31/2003	12/31/2002

Net income (including merger and consolidation costs)	$91,562	$90,278	$87,525	$81,393	$77,138
Add back merger and consolidation costs, net of tax
Merger related	862	525	1,396	2,927	2,125
Branch closings	(7)	—	—	(28)	—
Revised auto lease residual charge	—	—	(400)	—	—

Excluding merger and consolidation costs	92,417	90,803	88,521	84,292	79,263
Amortization of intangibles, net of tax	1,511	1,508	1,499	1,298	1,346

Cash basis, excluding merger and consolidation costs	$93,928	$92,311	$90,020	$85,590	$80,609

Basic earnings per share	$0.56	$0.56	$0.54	$0.52	$0.52
Effects of merger and consolidation costs, net of tax	0.01	—	0.01	0.01	0.01

Excluding merger and consolidation costs	0.57	0.56	0.55	0.53	0.53
Effects of amortization of intangibles, net of tax	0.01	0.01	—	0.01	0.01

Cash basis, excluding merger and consolidation costs	$0.58	$0.57	$0.55	$0.54	$0.54

Diluted earnings per share	$0.55	$0.55	$0.53	$0.51	$0.52
Effects of merger and consolidation costs, net of tax	0.01	—	0.01	0.02	0.01

Excluding merger and consolidation costs	0.56	0.55	0.54	0.53	0.53
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	0.01	0.01

Cash basis, excluding merger and consolidation costs	$0.57	$0.56	$0.55	$0.54	$0.54

Return on average assets	1.39%	1.39%	1.38%	1.32%	1.35%
Effects of merger and consolidation costs, net of tax	0.02%	0.01%	0.01%	0.04%	0.04%

Excluding merger and consolidation costs	1.41%	1.40%	1.39%	1.36%	1.39%
Effects of amortization of intangibles, net of tax	0.08%	0.08%	0.09%	0.08%	0.06%

Cash basis, excluding merger and consolidation costs	1.49%	1.48%	1.48%	1.44%	1.45%

Return on average equity	14.72%	14.85%	14.24%	14.26%	15.75%
Effects of merger and consolidation costs, net of tax	0.14%	0.08%	0.16%	0.51%	0.43%

Excluding merger and consolidation costs	14.86%	14.93%	14.40%	14.77%	16.18%
Effects of amortization of intangibles, net of tax	13.00%	13.70%	12.75%	9.99%	7.66%

Cash basis, excluding merger and consolidation costs	27.86%	28.63%	27.15%	24.76%	23.84%

Efficiency ratio	52.29%	50.80%	56.21%	52.71%	55.68%
Effects of securities gains and prepayment penalties on borrowings	0.47%	0.62%	-3.98%	0.53%	1.34%
Effects of merger and consolidation costs	-0.44%	-0.27%	-0.52%	-1.58%	-1.17%

Excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	52.32%	51.15%	51.71%	51.66%	55.85%
Effects of amortization of intangibles	-0.79%	-0.79%	-0.78%	-0.71%	-0.75%

Cash basis, excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	51.53%	50.36%	50.93%	50.95%	55.10%

Non Interest Income	$84,435	$88,656	$115,828	$78,238	$84,441
Net gains on sales of securities	2,682	3,573	33,423	2,782	6,705

Excluding securities gains	$81,753	$85,083	$82,405	$75,456	$77,736

Non Interest Expense	$155,676	$151,647	$184,039	$149,908	$158,126
Merger and consolidation costs	1,316	808	1,530	4,450	3,258
Write-off of branch automation project	—	—	—	—	6,170
Prepayment penalties on borrowings	—	—	30,490	—	—

Excluding merger and consolidation costs, write-off of branch automation project and prepayment penalties on borrowings	$154,360	$150,839	$152,019	$145,458	$148,698

Banknorth Group, Inc. and Subsidiaries

RECONCILIATION TABLE — NON-GAAP FINANCIAL INFORMATION (Unaudited)

	Year Ended
(In thousands, except per share data)	12/31/2003	12/31/2002

Net income (including merger and consolidation costs)	$350,759	$298,638
Add back merger and consolidation costs, net of tax
Merger related	5,710	7,486
Branch closings	(35)	(260)
Charter consolidation	—	2,340
Revised auto lease residual charge	(400)	—

Excluding merger and consolidation costs	356,034	308,204
Amortization of intangibles, net of tax	5,815	4,220

Cash basis, excluding merger and consolidation costs	$361,849	$312,424

Basic earnings per share	$2.18	$2.01
Effects of merger and consolidation costs, net of tax	0.03	0.07

Excluding merger and consolidation costs	2.21	2.08
Effects of amortization of intangibles, net of tax	0.04	0.03

Cash basis, excluding merger and consolidation costs	$2.25	$2.11

Diluted earnings per share	$2.15	$1.99
Effects of merger and consolidation costs, net of tax	0.03	0.07

Excluding merger and consolidation costs	2.18	2.06
Effects of amortization of intangibles, net of tax	0.03	0.03

Cash basis, excluding merger and consolidation costs	$2.21	$2.09

Return on average assets	1.37%	1.39%
Effects of merger and consolidation costs, net of tax	0.02%	0.05%

Excluding merger and consolidation costs	1.39%	1.44%
Effects of amortization of intangibles, net of tax	0.08%	0.05%

Cash basis, excluding merger and consolidation costs	1.47%	1.49%

Return on average equity	14.51%	16.25%
Effects of merger and consolidation costs, net of tax	0.22%	0.52%

Excluding merger and consolidation costs	14.73%	16.77%
Effects of amortization of intangibles, net of tax	12.34%	6.88%

Cash basis, excluding merger and consolidation costs	27.07%	23.65%

Efficiency ratio	53.09%	54.10%
Effects of securities gains and prepayment penalties on borrowings	-0.69%	0.37%
Effects of merger and consolidation costs	-0.69%	-1.38%

Excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	51.71%	53.09%
Effects of amortization of intangibles	-0.77%	-0.61%

Cash basis, excluding securities gains, prepayment penalties on borrowings, and merger and consolidation costs	50.94%	52.48%

Non Interest Income	$367,159	$274,508
Net gains on sales of securities	42,460	7,282

Excluding securities gains	$324,699	$267,226

Non Interest Expense	$641,270	$579,392
Merger and consolidation costs	8,104	14,691
Write-off of branch automation project	—	6,170
Prepayment penalties on borrowings	30,490	—

Excluding merger and consolidation costs, write-off of branch automation project and prepayment penalties on borrowings	$602,676	$558,531